UNITED STATES

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WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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NIELSEN HOLDINGS PLC

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This Schedule 14A contains the following documents relating to the previously-announced proposed spin-off of Nielsen Holdings plc’s (“Nielsen”) Global Connect business:

1.	Press release, dated November 7, 2019, entitled “Nielsen to Separate into Two Leading Global Companies”.

2.	Investor Presentation, dated November 7, 2019, entitled “Nielsen: Roadmap for Growth and Value Creation”.

3.	Email sent from David Kenny, Chief Executive Officer of Nielsen, to Nielsen employees on November 7, 2019, entitled “Update: Strategic Review Outcome”.

4.	E-mails sent by Nielsen to its clients on November 7, 2019.

* * *

News Release

Investor Relations: Sara Gubins, +1 646 654 8153

Media Relations: Laura Nelson, +1 203 563 2929

NIELSEN TO SEPARATE INTO TWO LEADING GLOBAL COMPANIES

•	Nielsen Concludes Comprehensive Strategic Review Process; Announces Plan to Spin-Off Nielsen’s Global Connect Business

•	Separation Sharpens Strategic Focus; Allows Each Business to Most Effectively Serve Rapidly Changing End-Markets and Invest in Growth Opportunities

•	Each Business Is Well-Positioned to Accelerate Growth and Profits Over Time

•	Developing Fit-for-Purpose Capital Structures and Allocation Strategies

•	Nielsen to Adjust Dividend to Strengthen Balance Sheet Ahead of Separation and Provide Added Flexibility to Invest for Growth

•	Nielsen Also Announces Third Quarter 2019 Results, Reaffirms Revenue, Adjusted EBITDA, and Free Cash Flow Guidance for 2019, and Increases Adjusted EPS Guidance for 2019

New York, USA – November 7, 2019 – Nielsen Holdings plc (“Nielsen” NYSE: NLSN) announced today the completion of its strategic review and its plan to spin-off the company’s Global Connect business, creating two independent, publicly traded companies—the Global Media business and the Global Connect business—each of which will have sharper strategic focus and greater opportunity to leverage its unique competitive advantages. The strategic review was led by James Attwood, Chairman of Nielsen’s Board of Directors.

“Nielsen has two strong and global franchises—Global Media and Global Connect. Following an extensive review process, which included an in-depth analysis of our businesses, strategies and market opportunities, the Board concluded that separating into two independent, publicly traded companies is the best path to position each business for long term success and maximize value creation,” commented Attwood. “As independent companies, both Nielsen—the Global Media business—and the new company consisting of Global Connect will enjoy added flexibility and further strengthen their paths toward a new phase of growth, productivity and industry leadership.”

“Since beginning the strategic review, Nielsen has evolved significantly. We are building a track record of execution, led by improved operational and financial discipline, and we have confidence in the path forward for each business,” said David Kenny, Chief Executive Officer. “Both the Global Media and Global Connect businesses are independently essential to the industries they serve, but each business has unique dynamics. Our decision to separate them marks a milestone in our strategic evolution and will best position each to serve the specific needs of their clients and successfully address rapidly changing dynamics in the marketplace. As two independent companies, we can better drive decision making with velocity and push key initiatives to accelerate performance enhancements of each business.”

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Creating two separate and independent publicly traded companies will enable each business to:

•	Drive results with a singular focus and an independent structure that allows faster decision-making.

•	Implement distinct, fit-for-purpose capital structures and allocation strategies aligned with growth plans.

•	Benefit from strategic flexibility to invest in growth opportunities.

•	Create compelling pure-play investment opportunities for investors by driving accelerated growth and profits over time.

As Nielsen prepares for the separation, it has been developing fit-for-purpose capital structure targets for both businesses. As part of the separation, the Board of Directors approved a reduction of the dividend, with the goal of strengthening the two prospective balance sheets ahead of the separation and providing added flexibility to invest for growth. Beginning with Nielsen’s next dividend payment in December 2019, Nielsen will reduce its quarterly cash dividend payment to $0.06, from $0.35, per ordinary share. The dividend is payable on December 5, 2019, to shareholders of record at the close of business on November 21, 2019.

With the completion of the strategic review, James Attwood resumes his role as Chairman of the Board, effective immediately. He had been serving as Executive Chairman to oversee the Company’s strategic review and Chief Executive Officer search.

After the separation is complete, David Kenny will serve as the Chief Executive Officer of Nielsen’s Global Media business. Nielsen has begun a search for a Chief Executive Officer of the Global Connect business which will consider both external and internal candidates. Additions to the management teams and the composition of the boards of directors for both companies will be named in due course.

Nielsen Global Media Overview

Nielsen Global Media, the arbiter of truth for media markets, provides media and advertising clients with unbiased and reliable metrics that create the shared understanding of the industry required for markets to function, enabling its clients to grow and succeed across the $600 billion global advertising market. Nielsen Global Media helps clients to define exactly who they want to reach, as well as optimize the outcomes they can achieve. The company’s cross-platform measurement strategy brings together the best of TV and digital measurement to ensure a more functional marketplace for the industry.

Nielsen Global Connect Overview

Nielsen Global Connect provides consumer packaged goods manufacturers and retailers with accurate, actionable information and a complete picture of the complex and changing marketplace that brands need to innovate and grow their businesses. Nielsen Global Connect provides data and builds tools that use predictive models to turn observations in the marketplace into business decisions and winning solutions. The business’s data and insights, combined with the only open, cloud native measurement and analytics platform that democratizes the power of data, continue to provide an essential foundation that makes markets possible in the rapidly evolving world of commerce. With Nielsen Global Connect’s set of guiding truths, businesses have the tools to create new opportunities.

Transaction Details

The transaction will be in the form of a distribution to Nielsen shareholders of 100% of the shares of a new entity holding the Nielsen Global Connect business, which will generally be intended to qualify as tax-free to Nielsen and its shareholders for U.S. federal income tax purposes. Immediately following the transaction, Nielsen shareholders will own shares of both Nielsen and the new entity holding the Nielsen Global Connect business. In conjunction with the spin, Nielsen Global Connect is expected to raise new debt. It is currently anticipated that substantially all of the proceeds of the new debt will be used for debt reduction at Nielsen.

Nielsen currently expects the spin-off transaction to be completed in nine to twelve months, subject to certain conditions, including, among others, the receipt of final Board approval, receipt of an opinion from counsel and/or ruling regarding the U.S. federal income tax treatment of the distribution, the effectiveness of a Form 10 registration statement to be filed with the Securities and Exchange Commission (SEC), the approval of Nielsen shareholders and works council consultations.

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J.P. Morgan Securities LLC and Guggenheim Securities LLC are acting as financial advisors to Nielsen, and Wachtell, Lipton, Rosen & Katz, Baker McKenzie and Clifford Chance LLP are serving as legal advisors to Nielsen.

Third Quarter 2019 Results

Separately, Nielsen announced today its third quarter 2019 results, reaffirmed revenue, Adjusted EBITDA, and free cash flow guidance for 2019, and increased Adjusted EPS guidance for 2019. Further details can be found on Nielsen’s website at http://www.nielsen.com/investors or on EDGAR at http://www.sec.gov.

Conference Call and Webcast

Nielsen will hold a conference call to discuss today’s announcements at 8:00 a.m. U.S. Eastern Time (ET) on November 7, 2019. The audio and slides for the call can be accessed live by webcast at http://nielsen.com/investors or by dialing +1-833-236-2755. Callers outside the U.S. can dial +1-647-689-4180. A replay of the event will be available on Nielsen’s Investor Relations website, http://nielsen.com/investors, from 11:00 a.m. ET, November 7, 2019, until 11:59 p.m. ET, November 14, 2019. The replay can be accessed from within the U.S. by dialing +1-800-585-8367. Other callers can access the replay at +1-416-621-4642. The replay pass code is 8199309.

About Nielsen

Nielsen Holdings plc (NYSE: NLSN) is a global measurement and data analytics company that provides the most complete and trusted view available of consumers and markets worldwide. Our approach marries proprietary Nielsen data with other data sources to help clients around the world understand what’s happening now, what’s happening next, and how to best act on this knowledge. For more than 90 years Nielsen has provided data and analytics based on scientific rigor and innovation, continually developing new ways to answer the most important questions facing the media, advertising, retail and fast-moving consumer goods industries. An S&P 500 company, Nielsen has operations in over 100 countries, covering more than 90% of the world’s population. For more information, visit www.nielsen.com.

From time to time, Nielsen may use its website and social media outlets as channels of distribution of material company information. Financial and other material information regarding the company is routinely posted and accessible on our website at http://www.nielsen.com/investors and our Twitter account at http://twitter.com/Nielsen.

Forward-Looking Statements

This news release includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the spin-off transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction considering the various conditions to the completion of the spin-off transaction (some of which are outside Nielsen’s control, including those conditions related to regulatory approvals), business disruption during the pendency of or following the spin-off transaction, diversion of management time on the spin-off transaction-related issues, failure to receive the required shareholder approval of the spin-off transaction, retention of existing management team members, the reaction of customers and other parties to the spin-off transaction, the qualification of the spin-off transaction as a tax-free transaction for U.S. federal income tax purposes (including whether or not an IRS ruling will be sought or obtained), potential dissynergy costs between Nielsen Global Connect and Nielsen Global Media, the impact of the spin-off transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been filed with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this press release, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors, except as required by law.

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Important Additional Information

In connection with the transaction, Nielsen expects to file with the SEC a proxy statement of Nielsen, as well as other relevant documents concerning the transaction. This communication is not a substitute for the proxy statement or for any other document that Nielsen may file with the SEC and send to its shareholders in connection with the transaction. The transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read the proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the transaction.

Nielsen’s shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Nielsen, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 85 Broad Street, New York, NY 10004, Attention: Corporate Secretary; telephone (646) 654-5000, or from Nielsen’s website www.nielsen.com.

Participants in the Solicitation

Nielsen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Nielsen’s directors and executive officers is available in Nielsen’s definitive proxy statement for its 2019 annual meeting, which was filed with the SEC on April 9, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed with the SEC in connection with the transaction. Free copies of this document may be obtained as described in the preceding paragraph.

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Nielsen Roadmap for Growth and Value Creation Thursday, November 7, 2019 | 8:00 am EST

The following discussion contains forward-looking statements, including those about Nielsen’s outlook and prospects, as such term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those which are not historical facts. These and other statements that relate to future results and events and those regarding our plan to spin-off the Company’s Global Connect business are based on Nielsen’s current expectations as of the date of this presentation. Our actual results in future periods may differ materially from those currently expected because of a number of risks and uncertainties. The risks and uncertainties that we believe are material include, without limitation, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction considering the various conditions to the completion of the spin-off transaction (some of which are outside Nielsen’s control, including those conditions related to regulatory approvals), business disruption during the pendency of or following the spin-off transaction, diversion of management time on the spin-off transaction-related issues, failure to receive the required shareholder approval of the spin-off transaction, retention of existing management team members, the reaction of customers and other parties to the spin-off transaction, the qualification of the spin-off transaction as a tax-free transaction for US federal income tax purposes (including whether or not an IRS ruling will be sought or obtained), potential dissynergy costs between Nielsen Global Connect and Nielsen Global Media, the impact of the spin-off transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://ir.nielsen.com, such as our most recent 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Our outlook is provided for the purpose of providing information about current expectations and targets. This information may not be appropriate for other purposes. FORWARD-LOOKING STATEMENTS

TODAY’S DISCUSSION Strategic Review Outcome – Focused on Creating Long-Term Value Two Global Franchises With Unique Characteristics and End Markets Nielsen to Separate into Two Publicly Traded Companies, Following Extensive Review Clear Path Forward as Independent Companies With Focused Strategies Fit-for-Purpose Capital Structure for Each Business Continued Strong Execution in 3Q, Raising 2019 Adjusted EPS Guidance 3Q Revenue Ahead of Expectations for Both Media and Connect Adjusted EBITDA and Adjusted EBITDA Margin On Track in 3Q Reiterating 2019 Revenue, Adjusted EBITDA and FCF Guidance Raising 2019 Adjusted EPS Guidance to $1.77-$1.83 from $1.70-$1.80 strategic review outcome

TWO STRONG FRANCHISES, DIFFERENT DYNAMICS SEPARATION ENABLES GREATER FOCUS AND VELOCITY Unique Investment and Focus for Each Business Simplified Structure and Singular Focus Will Drive Faster Decision-Making Opportunity to Better Align Capital and Resource Allocation NIELSEN GLOBAL MEDIA NIELSEN GLOBAL CONNECT Independent Arbiter of Truth Across Media Markets Growing Global Footprint in $600B Advertising Market LTM Revenue: $3.4B, Adjusted EBITDA: $1.5B Investing in Digital Transformation as Markets Evolve Recurring Revenue, Attractive Margins Critical Measurement and Analytics for FMCG Markets Global Footprint Supports $7T Global Grocery Spend LTM Revenue: $3.0B, Adjusted EBITDA: $0.4B Investing in Connect Platform and Retailer Collaboration Strategies to Drive Growth and Margin Expansion

Strategic Review Process Confidence in Improving Fundamentals Broad Range of Options Evaluated Active and Fully Engaged Board Separation Supported by In-Depth Analysis Greater Value as Independent Companies Singular Focus for Each Business to Drive Results Fit-For-Purpose Capital Structures Dividend Policy, Flexibility to Delever and Invest Extensive Evaluation; Value Maximizing Outcome as Independent Companies Two Strong, Global Franchises SEPARATION WILL CREATE GREATEST VALUE MAXIMIZING VALUE THROUGH SEPARATION Key Conclusions

Financial/Capital Structure Spin-off to Nielsen Shareholders Expected to be Tax-Free for U.S. Federal Income Tax Purposes Stock Distribution Ratio to be Determined at a Later Date Transaction Targeted to be Complete Within 9 to 12 Months Multiple Workstreams Well Underway Subject to Market, Regulatory and Certain Other Conditions Favorable Ruling/Opinion on Tax Matters  Effectiveness of Form 10 Registration Statement Final Approval by Board of Directors and Shareholders Quarterly Dividend Adjusted to $0.06 per Share Different Target Leverage Ratios for Media and Connect Manageable Incremental Standalone and Public Company Costs Structure Timing Closing Conditions EXPECTED TO BE COMPLETED IN 9-12 MONTHS SEPARATION considerations

The path forward: Global Media

Nielsen: Foundational to Media Markets Evolving Market Needs, Demanding One Media Truth One Measurement Definition Sought Across Digital, TV Clients Want Planning and Outcome Analytics at Scale Investment Required to Deliver Next-Gen Cross-Platform Measurement Aligned End-to-End Media Organization Built Detailed Product Roadmaps Developed Plan for True Consistent Digital/TV Measurement Investing in Addressable TV Platform International Identified as Expansion Opportunity Key 2019 Accomplishments ONE MEDIA TRUTH: ESSENTIAL FOR MEDIA MARKETS TO FUNCTION KEY LEARNINGS AND ACCOMPLISHMENTS FOR GLOBAL MEDIA Key Learnings

Serve As Indispensable, Data-Driven Foundation that Allows Markets to Function Unbiased, Reliable Arbiter of Truth that Defines the Media Ecosystem Playing Field Advertisers Distributors Nielsen: One Media Truth Embedded in Ecosystem, Multi-Year Contracts Complete, De-duplicated Cross-Platform Metrics Reliable Planning, Lift, Optimization True Persons-Level Data NIELSEN ENABLES MEDIA MARKETS TO FUNCTION WITH ONE TRUTH Agencies Measurement Currency in 39 Markets Truth is Our Only Agenda NIELSEN’S ESSENTIAL ROLE IN THE GLOBAL MEDIA ECOSYSTEM Publishers Sports Leagues + +

INVESTING IN three STRATEGIC PILLARS TO DRIVE GLOBAL MEDIA Measure the Total Audience Help Media Monetize with Cross-Media Currency Across Digital, TV, and Audio Pervasive and Consistent Digital Measurement, Enhanced Capabilities Deploy Addressable Platform, Advanced Metadata Capabilities Predict and Measure Outcomes Leverage Total Audience and AI to Provide Cross-Platform Planning Enable End Markets to Make Performance-Based Decisions Develop Integrated Tools for Decision-Making in Discovery, Planning, Optimization Expand Globally Drive Further Adoption of Digital Measurement and Analytics Expand into New Geographies Across All Media Unify Go-To-Market and Product Offerings INVESTING IN NEXT STAGE OF NIELSEN’S GROWTH Measuring Audiences and Outcomes on a Global Basis to Drive Attractive Growth

DRIVING HIGHER GROWTH OVER TIME MEDIA ROADMAP TO DELIVER GROWTH AND VALUE Key Investments Strong Trajectory and Value Creation Building New Foundation Low Single Digit Revenue Growth Accelerate Digital in Media Invest in Plan/Optimize Solutions Invest in Key Measurement Initiatives Continued Focus on Productivity New Leadership Driving Rigor End-to-End Accountability Prioritized Product Roadmaps Refreshed Commercial Approach Multi-Year Strategic Plan Mid Single Digit Revenue Growth True, Cross-Platform Currency Faster Growing Analytics Scale Driving Margin Expansion Leverage Scalable Products Medium-Term Current Near-Term

THE PATH FORWARD: GLOBAL connect

Retailers Manufacturers FMCG Manufacturers Investing in Data and Technology to Adapt to Dynamic Markets Retailers Seeking Better Insights and External Omnichannel Benchmarks Due to Increased Competition Growing Global Market, Favorable Trends in Emerging Markets, Competitive US Market NIELSEN AT THE CENTER OF THE FMCG/RETAILER ECOSYSTEM CONNECT: GLOBAL LEADER WITH FAVORABLE MARKET TRENDS Nielsen Omnichannel Coverage Predictive Analytics Critical Retail Sales and Consumer Measurement Data Nielsen Connect Platform Unique Global Footprint 100+ Markets Sole Measurement Provider in Most Emerging Markets + +

WORKING WITH PARTNERS ACROSS THE LANDSCAPE Retail Connect Partner Network Technology Example – Strategic Partners

Four STRATEGIC PILLARS TO DRIVE GLOBAL connect Broadly Deploy Nielsen Connect Platform U.S. Deployment Accelerating in 4Q, 2020 The Only Truly Open, Cloud-Native Measurement and Analytics Platform for Retailers and Manufacturers Deepen Coverage and Granularity to Measure Total Consumer Extend Omnichannel and eCommerce Coverage Greater Breadth and Depth of Emerging Markets Traditional and Modern Trade Strengthen and Expand Retailer Partnerships Enables Growth and Efficiency for Retail and Manufacturers with Broad Range of Capabilities Strategic Focus on Price, Promotion and Personalization Analytics Operational Cost Reduction Opportunity Driven by Automation, Platform Convergence Focused on Scalable, Syndicated Offerings, Retirement of Legacy Systems Leveraging Technology to Drive Speed and Quality PRODUCT AND OPERATIONAL TRANSFORMATION TO DRIVE TURNAROUND

Medium-term financial opportunity

MEDIA FINANCIAL OPPORTUNITY

2018-2019E Summary Financials

	2018A	2019E
Revenue ($M)	$3,377	~$3,430
Adj. EBITDA ($M)	$1,476	~$1,480
Adj. EBITDA Margin	43.7%	~43%

- ~80% Revenue Recurring in Nature
- Multi-Year Contracts
- ~15% International Revenue, Significant Opportunity

Medium-Term Targets

- Mid Single Digit Organic Revenue CAGR Through 2023
  - Resulting Growth Profile In-Line with Media Markets, Info Services Peers
  - Key Drivers include Digital, Addressable, International
  - Not a Linear Path; Growth Initiatives Build Over Time
- Attractive Margins (Low to Mid 40%s)
  - Core Strength in Traditional Media Markets
  - Accelerated Transition to Digital
  - Incremental Investment / Net Productivity

WELL POSITIONED FOR ENHANCED LONG-TERM GROWTH

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

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CONNECT FINANCIAL OPPORTUNITY

2018-2019E Summary Financials

	2018A	2019E
Revenue ($M)	$3,138	~$3,045
Adj. EBITDA ($M)	$420	~$420
Adj. EBITDA Margin	13.4%	~14%

- Improving Organic Revenue Trends
- ~60% Revenue Recurring in Nature
- 73% International Revenue; 38% Emerging

Medium-Term Targets

- Low Single Digit Organic Revenue CAGR Through 2023
  - Stabilizing U.S. Market
  - Steady Growth in Other Developed Markets
  - Accelerating Growth in Emerging Markets
- Target High-Teens Adj. EBITDA Margins by 2023
  - Significant Operational Efficiencies
  - Nielsen Connect Enables Scaled Product Offerings
  - Upside from Operating Hubs and Automation

GLOBAL CONNECT TRANSFORMATION UNDERWAY

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

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3Q Earnings AND 2019 OUTLOOK

RESULTS REFLECT CONTINUED SOLID EXECUTION 3Q 2018 3Q 2019 Commentary Revenue Growth(a) (0.6)% 2.4% Ahead of Plan Adjusted EBITDA $471 $476 CC Growth in Media and Connect Adjusted EBITDA Margin 29.4% 29.5% Driving Productivity, Investing in Growth Adjusted Earnings per Share $0.45 $0.51 Higher EBITDA, Lower Effective Tax Rate Free Cash Flow $266 $301 Strong Collections, Lower Restructuring ($M, except per share amounts) 3Q 2019 TOTAL NIELSEN Growth in Constant Currency

3Q Revenue Dynamics Continued Strength in Total Audience Measurement Double Digit Growth in Digital Pressure in Local TV Telecom Continues to Impact Plan / Optimize Adjusted EBITDA Margin 43.8% Margins Down 128 bps YoY Constant Currency Strategic Investments Offset Productivity $621 Audience Measurement Plan / Optimize TOTAL AUDIENCE MEASUREMENT DRIVING GROWTH 4.2% 4.7% 3Q YoY% 4.6% ($M, growth in constant currency) 3Q 2019 MEDIA YTD YoY% $1,848 0.0% 3.7% 2.7%

$530 A GOOD OPERATING QUARTER FOR CONNECT 0.9% (0.4)% 3Q YoY% 0.0% ($M, growth in constant currency) 3Q 2019 CONNECT (2.7)% 1.0% YTD YoY% (0.1)% $1,615 Predict / Activate Measure Revenue Dynamics Continued Growth in Retail Measurement Services Growth in Omni-Channel and Retail Initiatives Timing Impact: Some Revenue Shift into 4Q Improvement in China 3Q Adjusted EBITDA Margin 14.6% Margins Up 27 bps YoY Constant Currency Driven by Productivity Initiatives $1B Non-Cash Impairment Charge Interim Assessment Based on Several Criteria

2019 OPERATING PERFORMANCE OUTLOOK REMAINS POSITIVE HIGH CONFIDENCE IN GUIDANCE Maintaining Revenue, Adjusted EBITDA and Free Cash Flow Outlook Increasing Adjusted EPS Guidance METRIC GUIDANCE COMMENTARY Total Revenue Growth(a) Flat to +1.5% Media +2-3% Connect -2% to Flat Adjusted EBITDA ($M) Adjusted EBITDA Margin $1,800 - $1,900 28 - 29% Expect to be at or Above Midpoint of Range Significant Productivity, Reinvestment Adjusted Earnings per Share $1.77 - $1.83 Lower Tax Rate Free Cash Flow ($M) $525 - $575 Big Organizational Focus In Constant Currency 2019 GUIDANCE – total nielsen

2018 Revenue 2019 Guidance Commentary Nielsen Global Media Audience Measurement $2.4B 2 to 3% Expect to be at High End Plan / Optimize $1.0B 1 to 2% Expect to be at Low End Total $3.4B 2 to 3% Nielsen Global Connect Measure $2.2B -1% to +1% Expect to be at High End Predict / Activate $0.9B -4% to -2% Expect to be in the Range Total $3.1B -2% to Flat Note: Revenue Growth in Constant Currency 2019 SEGMENT OUTLOOK

SUMMARY

SEPARATION EXPECTED TO DRIVE VALUE CREATION SUMMARY Comprehensive Strategic Review Now Complete Separation Will Unlock Value of Two Strong, Global Franchises Clear Plan in Place to Improve Revenue, Profits and Cash Flow for Each Business Simplified Organizational Structure Will Enable Faster Decision-Making Transaction Targeted to be Complete in 9-12 Months

Q&A

APPENDIX

Certain non-gaap measures Overview of Non-GAAP Presentations The Company uses the non-GAAP financial measures discussed below to evaluate its results of operations, financial condition, liquidity and indebtedness. The Company believes that the presentation of these non-GAAP measures provides useful information to investors regarding financial and business trends related to our results of operations, cash flows and indebtedness and that when this non-GAAP financial information is viewed with our GAAP financial information, investors are provided with valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance. These non-GAAP measures are also consistent with how management evaluates the Company’s operating performance and liquidity. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash flows from operating activities, total indebtedness or any other measures of operating performance and financial condition, liquidity or indebtedness derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. Constant Currency Presentation The Company evaluates its results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. No adjustment has been made to foreign currency exchange transaction gains or losses in the calculation of constant currency net income. Organic Constant Currency Presentation The Company defines organic constant currency revenue as constant currency revenue excluding the net effect of business acquisitions and divestitures over the past twelve months. Refer to the Constant Currency Presentation section above for the definition of constant currency. The Company believes that this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

Net Debt and Net Debt Leverage Ratio The net debt leverage ratio is defined as net debt (gross debt less cash and cash equivalents) as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Net debt and the net debt leverage ratio are commonly used metrics to evaluate and compare leverage between companies and are not presentations made in accordance with GAAP. Adjusted EBITDA The Company defines Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense and other non-operating items from its consolidated statements of operations as well as certain other items that arise outside the ordinary course of our continuing operations. The Company uses Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of revenues for that period. Adjusted EPS The Company defines Adjusted Earnings per Share as net income attributable to Nielsen shareholders per share (diluted) from continuing operations from our consolidated statements of operations, excluding depreciation and amortization associated with acquired tangible and intangible assets, restructuring charges, impairment of goodwill and other long-lived assets, share based compensation expense, other non-operating items from our consolidated statements of operations and certain other items considered unusual or non-recurring in nature, adjusted for income taxes related to these items. Management believes that this non-GAAP measure is useful in providing period-to-period comparisons of the results of the Company’s ongoing operating performance. (continued) Certain non-gaap measures

Free Cash Flow The Company defines free cash flow as net cash provided by operating activities, less capital expenditures, net. The Company believes providing free cash flow information provides valuable supplemental liquidity information regarding the cash flow that may be available for discretionary use by the Company in areas such as the distributions of dividends, repurchase of common stock, voluntary repayment of debt obligations or to fund our strategic initiatives, including acquisitions, if any. However, free cash flow does not represent residual cash flows entirely available for discretionary purposes; for example, the repayment of principal amounts borrowed is not deducted from free cash flow. Key limitations of the free cash flow measure include the assumptions that the Company will be able to refinance our existing debt when it matures and meet other cash flow obligations from financing activities, such as principal payments on debt. Free cash flow is not a presentation made in accordance with GAAP. (continued) Certain non-gaap measures

2019 GUIDANCE: KEY METRICS

	Metrics	Commentary
Interest Expense, Net	$395-$405M	- No Change from Prior Forecast
GAAP Tax Rate	~40% in 4Q	- Discrete Items Could Impact 4Q Tax Rate
Restructuring Expense	$80-$100M	- Achieving Productivity Despite Lower Restructuring
D&A	$745-$755M	- No Change from Prior Forecast
Average Diluted Shares	~356M	- Essentially Flat YoY
Net Debt Leverage Ratio	~4.30x	- No Change from Prior Forecast

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

33

(a) Projected impact assumes rates in effect at 10/31/19 remain in effect for the balance of 2019. Note: We report on a constant currency basis to reflect operating performance CURRENCY PROFILE - REVENUE PROJECTED FX IMPACT(a): REPORTED VS CONSTANT CURRENCY Foreign currency impact

Adjusted ebitda reconciliation Quarter Ended September 30 2018 2019 Net income/(loss) attributable to Nielsen shareholders $ 96 $ (472) Interest expense, net 97 99 Provision/(benefit) for income taxes 59 (380) Depreciation and amortization 175 186 EBITDA 427 (567) Equity in net loss of affiliates - - Other non-operating expense, net 9 13 Restructuring charges 19 5 Impairment of goodwill and other long-lived assets - 1,004 Share-based compensation expense 1 13 Other items(a) 15 8 Adjusted EBITDA $ 471 $ 476 ($ in millions) (unaudited) Other items for the three months ended September 30, 2019 primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Other items for the three months ended September 30, 2018 primarily consist of business optimization costs and transaction related costs

Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $250 $1 $127 $- $3 $ - $381 Connect (964) 8 57 1,004 4 - 109 HQ (26) (4) 2 - 6 8 (14) Total $(740) $5 $186 $1,004 $13 $8 $476 Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $253 $5 $115 $- $2 $ - $375 Connect 36 15 57 - 3 - 111 HQ (28) (1) 3 - (4) 15 (15) Total $261 $19 $175 $- $1 $15 $471 QUARTER ENDED SEPTEMBER 30, 2018 QUARTER ENDED SEPTEMBER 30, 2019 Other items for the three months ended September 30, 2019 primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Other items for the three months ended September 30, 2018 primarily consist of business optimization costs and transaction related costs Adjusted ebitda reconciliation ($ in millions) (unaudited)

Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $931 $19 $516 $- $14 $- $1,480 Connect (887) 60 227 1,004 16 - 420 HQ (139) 11 7 - 24 52 (45) Total $(95) $90 $750 $1,004 $54 $52 $1,855 Operating Income Restructuring Charges Depreciation and Amortization Impairment of goodwill and other long-lived assets Share-Based Compensation Expense Other Items(a) Adjusted EBITDA Media $998 $23 $444 $- $11 $ - $1,476 Connect (1,329) 101 223 1,411 14 - 420 HQ (144) 15 8 2 10 63 (46) Total $(475) $139 $675 $1,413 $35 $63 $1,850 YEAR ENDED DECEMBER 31, 2018 YEAR ENDED DECEMBER 31, 2019E Other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Adjusted ebitda reconciliation ($ in millions) (unaudited)

Revenue reconciliation ($ in millions) (unaudited) 2018 Reported 2019 Reported % V 2019 vs. 2018 Reported 2018 Constant Currency % V 2019 vs. 2018 Constant Currency 2018 Organic Constant Currency 2019 Organic % V 2019 vs. 2018 Organic Constant Currency Audience Measurement $596 $621 4.2% $593 4.7% $593 $620 4.6% Plan / Optimize 241 249 3.3% 239 4.2% 239 243 1.7% Media $837 $870 3.9% $832 4.6% $832 $863 3.7% Measure $545 $530 (2.8)% $532 (0.4)% $532 $528 (0.8)% Predict / Activate 218 216 (0.9)% 214 0.9% 211 214 1.4% Connect $763 $746 (2.2)% $746 0.0% $743 $742 (0.1)% Total $1,600 $1,616 1.0% $1,578 2.4% $1,575 $1,605 1.9% QUARTER ENDED SEPTEMBER 30

ADJ. EPS– NON-GAAP MEASURES ($ in millions) (unaudited) Quarter ended September 30 2018 2019 Net income/(loss) attributable to Nielsen shareholders per share of common stock, diluted $0.27 $(1.33) Depreciation and amortization associated with acquisition- related tangible and intangible assets 0.15 0.14 Restructuring 0.05 0.01 Impairment of goodwill and other long-lived assets - 2.82 Share-based compensation - 0.04 Other non-operating (income)/expense, net 0.02 0.03 Other items(a) 0.04 0.02 Tax effect of above items (0.10) (0.07) Discrete tax benefit/(provision) - (1.15) Adjusted earnings per share $0.45 $0.51 Other items for the three months ended September 30, 2019 primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Other items for the three months ended September 30, 2018 primarily consist of business optimization costs and transaction related costs

FREE CASH FLOW RECONCILIATION ($ in millions) (unaudited)   Quarter Ended September 30 2018     2019 Net cash provided by operating activities $387     $413 Less: Capital expenditures, net   (121)     (112) Free cash flow $266     $301

2019 GUIDANCE NON-GAAP RECONCILIATIONS
($ in millions)

ADJUSTED EBITDA RECONCILIATION

	2019 Guidance Range
Net income/(loss)	**$(275) - $(215)**
Interest expense, net	~$400
Provision/(benefit) for income taxes	~$(300)
Depreciation and amortization	~$750
Restructuring charges	~$90
Impairment of goodwill and other long-lived assets	~$1,000
Share-based compensation and other[a]	~$130
Adjusted EBITDA	**$1,800 - $1,900**

FREE CASH FLOW

Net cash provided by operating activities	$1,055 – $1,105
Less: Capital expenditures, net	~ $(530)
Free cash flow	$525 – $575

NET DEBT LEVERAGE RATIO

Gross Debt	~$ 8,300
Cash	~$ 400
Net Debt	~$ 7,900
Adjusted EBITDA	$1,800 - $1,900
Net Debt Leverage Ratio	~4.30x

(a) Other represents certain expenses that arise outside the ordinary course of our continuing operations. Such costs primarily include legal settlements, acquisition related expenses, business optimization costs and other transaction costs.

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

41

2019 GUIDANCE NON-GAAP RECONCILIATIONS

($ in millions)

REVENUE RECONCILIATION

	2018 Constant Currency	% V Constant Currency	2019 Guidance
Total	$6,430	Flat - 1.5%	~$6,475

ADJUSTED EARNINGS PER SHARE RECONCILIATION

	2019 Guidance Range
Net income/(loss) attributable to Nielsen Shareholders	**$(285) - $(235)**
Depreciation and amortization associated with acquisition-related tangible and intangible assets	~$200
Restructuring charges	~$90
Impairment of goodwill and other long-lived assets	~$1,000
Share-based compensation expense and Other	~$130
Tax effect of above items	~$(120)
Discrete tax items	~$(400)
Adjusted Earnings	**$630 - $650**
Adjusted earnings per share	**$1.77 - $1.83**

Copyright © 2019 The Nielsen Company. Confidential and proprietary.

42

Debt capital table ($ in millions) Debt Capital Table 12/31/18 09/30/19 Change Loan Debt (secured) $4,020 $4,139 $119 4.50% Sr. Notes (10/1/20) 797 798 1 5.50% Sr. Notes (10/1/21) 621 622 1 5.00% Sr. Notes (4/15/22) 2,290 2,293 3 5.00% Sr. Notes (2/1/25) 496 497 1 Finance lease/misc. debt 163 138 (25) Total Debt $8,387 $8,487 $100 Less Cash 524 389 (135) Net Debt $7,863 $8,098 $235 Adjusted EBITDA(a) $1,850 $1,849 $(1) Net Debt Leverage Ratio(b) 4.25x 4.38x 0.13x Weighted avg. interest rate(c) 4.67% 4.52% (15bps) Adjusted EBITDA calculated based on last twelve months basis by adding reported amounts for each of the quarters contained therein. Reflects Net Debt (gross debt minus cash), divided by Adjusted EBITDA calculated on last twelve months basis. Excludes finance leases.

Selected financial metrics & balance sheet items ($ in millions) (unaudited) Financial metrics 3Q19 Free Cash Flow $301 Capital Expenditures, net $112 D&A(b) $186 Net Book Interest $99 Cash Taxes $63 Cash Restructuring $15 Wtd. avg. diluted shares 355.8 Balance Sheet – 09/30/19 Gross Debt $8,487 Cash $389 Net Debt $8,098 Net Debt Leverage Ratio(c) 4.38x CURRENT DEBT MATURITY PROFILE – 09/30/19(a) Excludes revolver ($190M) and finance leases ($138M). Includes $49M of depreciation and amortization associated with tangible and intangible assets acquired in business combinations. Reflects Net Debt (gross debt minus cash and cash equivalents), divided by Adjusted EBITDA calculated on last twelve months basis by adding reported amounts for each of the quarters contained therein. $-

Nielsen investor relations ir@nielsen.com +1.646.654.8153 http://www.nielsen.com/investors Follow @Nielsen

INTERNAL ONLY

UPDATE: STRATEGIC REVIEW OUTCOME

Just this morning, we announced that our Board of Directors has completed its strategic review and determined that creating two independent, publicly traded companies—the Global Connect business and Global Media business—each of which will have sharper strategic focus and greater opportunity to leverage its unique competitive advantages — positions each business for long-term success.

Each of our businesses—Global Media and Global Connect—has been at the center of our clients’ ability to grow, innovate and adapt. That has been true for nearly a century for our FMCG business and over 50 years for our Media business. But today’s decision is about the future. And if you believe the saying “Data is the New Oil,” then it’s crystal clear that the future is bright for both of our businesses.

This future is about creating and tapping into ever more intelligent data sets, applying specialized AI capabilities and charting a course forward for us and for our clients. If we want to be the One Media Truth and the team that shapes a smarter consumer marketplace, we—each of us—need to have laser focus. We need to understand where our strengths are and where we need to learn and grow. And we need to be able to pivot quickly to meet the demands of our clients.

By separating, Global Media and Global Connect, each business will be better able to capitalize on its strengths and focus on how to win. Each will be well equipped to meet client needs, invest for the future and develop IP internally with agility and velocity.

Global Connect’s data and insights provide the essential foundation that makes markets possible in the rapidly evolving world of commerce. Modern consumers have access to more choices via more channels than ever before. Only Nielsen Connect offers a truly complete picture of this complex and changing marketplace—an accounting that clients trust as the basis of their most important decisions. Only with Nielsen’s set of guiding truths do businesses have the tools to create new opportunities that will help them long into the future.

Nielsen’s Global Media business, the arbiter of truth for media markets all over the world, provides media and advertising clients with unbiased and reliable metrics that create the shared understanding of the industry required for markets to function, enabling our clients to grow and succeed. Nielsen Global Media is the leader of shared metrics across every device and platform, serving a $600B global industry. Our data helps clients to define exactly who they want to reach, as well as optimize the outcomes they can achieve. The company’s multi-platform measurement strategy brings together the best of TV and digital measurement to ensure a more functional marketplace for the industry.

Most of our associates all over the world know which business they sit in. In the coming weeks, leaders in support functions will be communicating which company, Global Media or Global Connect, their associates will be joining. Roles that currently support both organizations may require additional dialogue with leaders and individuals. We are committed to providing every person with clarity as soon as possible. We know there are thousands of questions that will be asked over the coming months. Some we have answers for now, most we do not. But we commit to answering them all with as much transparency and candor as possible. For now, we are operating business as usual and until the pending transaction closes, which is currently estimated to take 9-12 months, your benefits will remain the same (U.S. associates, please continue to enroll in benefits as usual).

Each business has a bright future, led by amazing teams that work hard every day for their clients and their markets. I have seen first hand, all over the world, your dedication and it’s been humbling and inspiring. I want to thank each of you for your hard work as we have gone through this process. It cannot have been easy but I see it and so does our Board of Directors.

Global Media and Global Connect are each leaders in their industries and vital to the unique markets they serve. I am excited about what the future will bring for all of us and for our businesses, and I hope you are too.

David

Note: If you’d like more details, please see our strategic review press release and earnings press release, and join our global town hall today; one at 10:00 AM ET and rebroadcast at 10:00 PM ET (both have already been added to your calendar). We will provide ample time for questions. Please begin asking them now on Currents, using #AskDavid. If you’d prefer to submit questions anonymously, please feel free to use this Google Form.

Copyright © 2019 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

NIELSEN TO SEPARATE INTO TWO LEADING GLOBAL COMPANIES

Dear Client,

Today, we announced that the Nielsen Board of Directors has completed its strategic review and determined that creating a standalone business for Nielsen Global Connect will best position both businesses for success. Turning it into its own independent publicly traded business best positions both segments of the company—the Connect and Media businesses—for long-term growth.

Through this transaction, currently expected to close over the next 9—12 months, both businesses will be better able to increase investments in their respective strategies and accelerate innovation. When this transaction is complete, Nielsen Global Media will remain a public company.

Over the past year, we’ve started the work to transform Nielsen Global Media into a product-driven technology company and have solidified our position as the One Media Truth across our industry, delivering transparent, unbiased metrics that create a fair playing field for the business of media. We now have the increased focus and the investment we need to continue on this path and make faster, bolder decisions that enhance value for our clients.

With a sharper focus on the Media industry, we are excited about the new opportunities we can deliver to you. In the meantime, your Nielsen Client Solutions representatives will not change as a result of the transaction, and we encourage you to reach out to them to learn more.

You can find more information about today’s announcement in the press release.

Respectfully yours,

David Kenny

CEO

Nielsen Global Media and Nielsen Global Connect

1

Dear [CLIENT],

As you’ve likely already heard, Nielsen has completed its strategic review of the company and determined that creating a standalone business for Nielsen Global Connect will best position both businesses for success. Turning it into its own independent publicly traded business best positions both segments of the company—the Connect and Media businesses—for long-term growth.

The transaction is currently expected to close in over the next 9 - 12 months, but in the meantime, I want to assure you that nothing will change with our relationship as a result. I will continue to provide you with the same level of service and for the same products, I always have.

I am excited about the possibilities this change opens up for our clients. We’ve already begun the transformation of Nielsen Global Media to be a more product and technology-focused company and now, with increased focus and investment, we’ll have even greater velocity at becoming the One Media Truth.

If you have any questions, please don’t hesitate to contact me.

Best,

[CS REP]

2

Dear [client name],

Today, we announced that the Nielsen Board of Directors has completed its strategic review and determined that splitting our Global Connect and Global Media businesses into two publicly traded companies best positions both segments of the company for long-term success and growth. You can find more information about today’s announcement in the press release.

You can anticipate a bolder, more innovative partner for growth. The value you gain from your Nielsen Global Connect client experience should only improve as we accelerate our efforts to expand our coverage and granularity, broaden e-commerce measurement, and bring predictive, always-on analytics to the marketplace. Offering you a truly complete picture of our complex and changing marketplace—an accounting that we know you trust as the basis for some of your most important decisions—remains our priority.

The new Global Connect will be built upon the foundation of trust, integrity, and service that Nielsen is known for. Our commitment to innovation and technology is helping us to shape smarter markets in today’s rapidly evolving world of global commerce. This decision is an affirmation of our strategy, legacy, and ability to lead through this shift.

You can expect to hear from a member of our executive leadership team in the next few days.

Sincerely,

David Kenny

3

Dear [client name],

Today, we announced that the Nielsen Board of Directors has completed its strategic review and determined that splitting our Global Connect and Global Media businesses into two publicly traded companies best positions both segments of the company for long-term success and growth. You can find more information about today’s announcement in the press release/on LinkedIn.

You can anticipate a bolder, more innovative partner for growth. The value you gain from your Nielsen Global Connect client experience should only improve as we accelerate our efforts to expand our coverage and granularity, broaden e-commerce measurement, and bring predictive, always-on analytics to the marketplace. Offering you a truly complete picture of our complex and changing marketplace—an accounting that we know you trust as the basis for some of your most important decisions—remains our priority.

The new Global Connect will be built upon the foundation of trust, integrity, and service established by our founder more than 95 years ago. He would look fondly upon the way innovation and technology is helping us to shape smarter markets in today’s rapidly evolving world of global commerce. This decision is an affirmation of our strategy, legacy, and ability to lead through this shift.

Your Nielsen representative will not change as a result of the transaction, and we encourage you to reach out to them with questions.

Sincerely,

[Zone President Name]

4

Dear Client,

Today, we announced that the Nielsen Board of Directors has completed its strategic review and determined that separating our Global Connect and Global Media businesses into two publicly traded companies best positions both segments of the company for long-term success and growth.

Over the past year, we’ve started the work to transform both segments of Nielsen into a product-driven technology company. Both franchises have solidified their positions as industry leaders through new client wins, strong growth in digital and cloud transformation. We now have the increased focus and the investment we need to continue on these paths and make faster, bolder decisions that enhance value for our clients.

The transaction will include an alliance between Nielsen Global Media and Nielsen Global Connect for Marketing Effectiveness services. This alliance will allow our clients to continue to access insights from both Connect and Media data on the effectiveness of their marketing investments; including Marketing Mix, Market Lift and Business Drivers. We do not anticipate any impact to your services.

Nielsen Global Connect will build upon our existing foundation of providing the data and insights that shape markets. Offering you a truly complete picture of our complex and changing marketplace—an accounting that we know you trust as the basis for some of your most important decisions—remains our priority. We’ve made strides over the last two years in revolutionizing the technology you use and are moving to predictive analytics to accelerate and give you faster, deeper and more relevant insights.

Nielsen Global Media will remain focused on its mission of being the One Media Truth, delivering the essential currency that defines media value and connecting those insights to business outcomes that advertisers need to grow their business. We will continue to meet our clients’ Marketing and Media Effectiveness needs in the way we always have—through services such as Multi-touch Attribution, Campaign Lift, DAR/TAR, NMC, Planning tools, and Ad Intel.

We are excited about the new opportunities our new businesses will allow us to deliver to you. In the meantime, your Nielsen representatives for Connect and for Marketing Effectiveness will not change as a result of the transaction. We encourage you to reach out to them or one of us with any questions you may have.

Sincerely,

Lana Busignani Marketing Effectiveness Nielsen Global Media

[Zone President] Nielsen Global Connect

5

This Schedule 14A also contains the following social media posts related to the proposed Spin-Off made available by Nielsen:

Twitter:

A NEW ERA: Today we are enthusiastically announcing plans to split into two independent, publicly traded companies—Global Connect and Global Media. nlsn.co/60101z5W6 “Media and Connect are essential to the unique markets they serve... They are fundamentally different businesses, with different financial profiles, different people and tech needs, and different end markets.” @DavidWKenny

“Operating as two separate companies will put each team in a much stronger position to drive decision making with velocity, respond to changing market demands, and push key initiatives forward to best serve their clients and accelerate their transformations.” @DavidWKenny

Facebook:

A NEW ERA: Today we are announcing plans to create two independent, publicly traded companies—the Global Connect business and Global Media business—each of which will have sharper strategic focus and greater opportunity to leverage its unique competitive advantages, positioning each business for long-term success. http://nlsn.co/61861z5ts

Instagram:

A NEW ERA: Today we are announcing plans to create two independent, publicly traded companies—the Global Connect business and Global Media business—each of which will have sharper strategic focus, greater opportunity to leverage its unique competitive advantages, positioning each business for long-term success.

LinkedIn:

A NEW ERA: Today we are announcing plans to create two independent, publicly traded companies—the Global Connect business and Global Media business—each of which will have sharper strategic focus and greater opportunity to leverage its unique competitive advantages, positioning each business for long-term success: https://lnkd.in/dwpxw3R

This Schedule 14A also contains the following social media posts related to the proposed Spin-Off made available by David Kenny, Chief Executive Officer of Nielsen:

Twitter:

What’s Ahead for @Nielsen: https://www.linkedin.com/pulse/whats-ahead-nielsen-david-kenny/

LinkedIn:

What’s Ahead for Nielsen

Today is the beginning of a new era at Nielsen. We have announced the completion of our strategic review. And we’ve determined that spinning off the Global Connect business, and making it a standalone public company, will really position both our Connect and Media businesses for long-term success

At Nielsen, our unbiased data creates a fair playing field for our clients worldwide. Since joining the company last fall, I’ve met with countless global clients and stakeholders. The takeaway from these conversations has been consistent: Data is fundamental to the future. Clients use Nielsen data to help them make decisions all day, every day. By creating two standalone companies, Global Connect and Global Media, we believe that each will be better able to grow, invest and adapt to meet the needs of the changing marketplace.

Global Connect’s data and insights provide an essential foundation that makes markets possible in the rapidly evolving world of commerce. Modern consumers have access to more choices via more channels than ever before. Only Nielsen offers a truly complete picture of this complex and changing marketplace—an accounting that clients trust as the basis of their most important decisions. Only with Nielsen’s set of guiding truths do businesses have the tools to create new opportunities.

Global Media is the arbiter of truth in the world of media. Its unbiased, reliable data makes the entire industry possible by creating the indispensable, data-driven foundation that allows markets to function. As the source of shared understanding, we define the playing field of opportunity. We enable companies and advertisers to grow and succeed by uncovering and communicating the truth, free from bias or fear. As the industry navigates its greatest period of upheaval since the advent of television, the business of media depends on Nielsen to determine what’s commanding attention today and what will resonate tomorrow.

Why now? Never has there been a time when truth has been more sought after, yet so hard to find. Each of these businesses is transforming and leaning into a world where data is more valuable than ever, and clients are searching for innovative ways to grow their businesses. Nielsen Global Connect and Nielsen Global Media each have unique strategic priorities and they are fundamentally different businesses. This move will allow each business to adapt and invest with the speed and precision necessary for that business. It will really unlock the value of each.

Nearly a year ago, when I joined the company, I wrote that the best years of Nielsen are in the future. Today, I am truly excited for the future of Nielsen Global Connect AND Nielsen Global Media. We’ve made so much progress over the last 11 months. I look forward to being able to unlock new opportunities and increase velocity in service of our clients. As an integral source of truth and trust in an increasingly distrustful world, our role is only growing more important and our work is just getting started.

Forward-Looking Information

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the spin-off transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction considering the various conditions to the completion of the spin-off transaction (some of which are outside Nielsen’s control, including those conditions related to regulatory approvals), business disruption during the pendency of or following the spin-off transaction, diversion of management time on the spin-off transaction-related issues, failure to receive the required shareholder approval of the spin-off transaction, retention of existing management team members, the reaction of customers and other parties to the spin-off transaction, the qualification of the spin-off transaction as a tax-free transaction for U.S. federal income tax purposes (including whether or not an IRS ruling will be sought or obtained), potential dissynergy costs between Nielsen Global Connect and Nielsen Global Media, the impact of the spin-off transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been filed with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors, except as required by law.

Important Additional Information

In connection with the transaction, Nielsen expects to file with the SEC a proxy statement of Nielsen, as well as other relevant documents concerning the transaction. This communication is not a substitute for the proxy statement or for any other document that Nielsen may file with the SEC and send to its shareholders in connection with the transaction. The transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read the proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the transaction.

Nielsen’s shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Nielsen, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 85 Broad Street, New York, NY 10004, Attention: Corporate Secretary; telephone (646) 654-5000, or from Nielsen’s website www.nielsen.com.

Participants in the Solicitation

Nielsen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Nielsen’s directors and executive officers is available in Nielsen’s definitive proxy statement for its 2019 annual meeting, which was filed with the SEC on April 9, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed with the SEC in connection with the transaction. Free copies of this document may be obtained as described in the preceding paragraph.